Filed Pursuant to Rule 497(c)

Securities Act File No. 333-196273

USCF ETF TRUST

USCF SUSTAINABLE BATTERY METALS STRATEGY FUND (ZSB)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Supplement dated February 13, 2023 to the Statement of Additional Information (SAI) of
USCF Sustainable Battery Metals Strategy Fund, dated January 4, 2023

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The following sentence is added at the end of the first paragraph under the section “GENERAL DESCRIPTION OF THE TRUST AND THE FUND” in the SAI:

The fiscal year end for the Fund is June 30.

Please retain this supplement for future reference.